 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 8, 2008

TISSERA, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	000-32801	91-2034750
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Maskit 8, 4th floor
Herzlia 46733 Israel
(Address of principal executive offices) (Zip Code)

+972-9-9561151
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02  Unregistered Sales of Equity Securities

On July 8, 2008, Tissera, Inc. (the “Company”) entered into a Bridge Loan Agreement, dated as of June 18, 2008 (the “Agreement”), which contemplates an aggregate purchase price of up to $1,650,000 (the “Financing”) with several accredited investors. On that date the Company completed its initial closing of $200,000 (the “Initial Closing”). Investors who were participants in the Company’s December 2006 transaction were given the first opportunity to participate in the Financing; to the extent such investors’ subscriptions are less than the maximum, the Company may accept other investors as well (collectively the “Investors”). Additional subscriptions may be accepted through July 31, 2008, except that the Company may extend such date by up to two months.

In connection with each closing of the Financing, the Company issued or will issue to the relevant Investors a Bridge Note (the “Note”) with an original issue discount of 14%. The Notes will be payable on the earlier of (i) January 4, 2009 (the “Scheduled Maturity Date”), which is 180 days from the Initial Closing, or (ii) the consummation of the transaction in which the Company receives, on a cumulative basis, gross proceeds of at least $2,000,000. The principal of the Note will be convertible through the Scheduled Maturity Date at a conversion price of $0.10 per share.

Additionally, in connection with each closing of the Financing, the Company issued or will issue to the relevant Investors warrants (the “Warrants”) to purchase a number of shares of the Company’s common stock equal to 200% of the number of shares into which the Investor’s Note would be convertible on that relevant closing date. The Warrants will be exercisable until July 31, 2013, at an exercise price of $0.185 per share, and are exercisable on a cashless basis.

The Company issued or will issue the securities in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investors are accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 8.01  Other Events

On July 14, 2008, the Company issued a press release in connection with the Financing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Index of Exhibits.

Exhibit Number	Description

10.1	Form of Bridge Loan Agreement
10.2	Form of Note
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TISSERA, INC.

Date: July 15, 2008	By:	/s/ Alex Werber
Name: Alex Werber
Title: Chief Financial Officer